                          MARTIN CURRIE BUSINESS TRUST
                           JAPAN SMALL COMPANIES FUND







                                  ANNUAL REPORT

                                 APRIL 30, 2000

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

OBJECTIVE         Long-term capital appreciation through active management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

LAUNCH DATE       August 15, 1994

FUND SIZE         $149.8m

PERFORMANCE       Total return from May 1, 1999 through April 30, 2000

                  -  MCBT - Japan Small Companies Fund (excluding all transaction fees)     +58.6%
                  -  Tokyo Stock Exchange - Second Section Index                            +65.9%

                  Annualized total return from August 15, 1994 through April 30, 2000

                  -  MCBT - Japan Small Companies Fund (excluding all transaction fees)      +8.9%
                  -  MCBT - Japan Small Companies Fund (including all transaction fees)      +8.6%

                  The graph below represents the annualized total return of the portfolio including all transaction fees through September 30, 1998, versus the Tokyo Stock Exchange (TSE) -
                  Second Section Index from September 1, 1994 through April 30, 1999.

                  -  MCBT - Japan Small Companies Fund (excluding all transaction fees)      +9.0%
                  -  MCBT - Japan Small Companies Fund (including all transaction fees)      +8.6%
                  -  Tokyo Stock Exchange - Second Section Index                             +0.2%

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                    9/1/94(a)     4/30/95     4/30/96     4/30/97     4/30/98     4/30/99     4/30/00
MCBT Japan Small Companies Fund    $10,000         $9,410     $10,652      $8,229      $6,993     $10,057     $15,945
TSE Second Section Index           $10,000         $8,325     $ 8,853      $5,425      $4,210     $ 6,100     $10,119

(a) Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

PORTFOLIO         Over the 12 months to April 30, 2000 our fund rose by 58.6%.
COMMENTS          By comparison, the TSE First Section rose by 36.2% and the TSE
                  Second Section by 65.9%.

                  The Japanese economy hit bottom in the second quarter of 1999. But thanks to generous fiscal spending, an increase in exports and growth in information-related investments, GDP for the fiscal year 1999 is expected to grow for the first time in three years. Despite these positive signs, the recovery is a mild one. Private consumption, which accounts for 60% of the economy, remains weak. Cost-cutting and restructuring by companies have had a negative effect on household income.

                  Polarisation between so-called `old economy' and `new economy' stocks remained striking. The best performing sectors include telecommunications, computer software and technology. Mining, construction, warehousing and basic materials were the worst performers. The poor performance of `old economy' stocks was amplified by an acceleration of the unwinding of cross shareholdings. On unjustifiable valuations and a sharp correction in Nasdaq, technology stocks fell recently.

                  Smaller stocks outperformed large stocks significantly. Smaller companies are generally younger, and have less cross holdings. In addition, domestic institutions, which did not invest previously in small cap stocks, have started buying. This follows the relaxation of restrictions on some of their funds.

                  Despite our heavily overweight position in the software sector, we underperformed the TSE II index, but we outperformed TSE I, where the majority of our holdings are listed. Poor performance of some stocks in other sectors diluted the success. The top three performers were: TRANS COSMOS (+244%), OBIC (+209%) and CAPCOM (+178%). We added a number of stocks to the portfolio, including TREND MICRO, an anti-virus software specialist, SES, a semiconductor production equipment maker, and JAPAN MDM, a medical related outsourcing company.

                  OUTLOOK

                  The recovery of `old economy' companies still looks rather fragile. In addition to the government's intention to continue its expansionary fiscal policy, the Bank of Japan is likely to retain its zero-interest rate policy. As the unwinding of cross shareholdings is scheduled to continue over the next few years, we will retain our overweight position to `new economy' stocks. Of the 106 trillion yen from expired postal savings over the next two years, a certain amount is expected to flow into growth stocks.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000


INVESTMENT        Michael Thomas has managed the fund since inception.
MANAGER PROFILE
                  Michael graduated from Bristol University with a degree in economics and joined stockbrokers Vickers da Costa in 1973. He began covering Japanese markets in 1975 and became director of the Japanese department in 1982. A specialist on Japan, he joined Martin Currie in 1989 as a director and head of the Far
                  East investment team. He became head of the Japan team in 1993.

                  He is assisted by Keith Donaldson. Keith graduated from the University of Kingston-upon-Hull in 1979 with a degree in social studies. After five years as a financial analyst with Wood Mackenzie, he spent four years with UBS Philips and Drew. In 1988 Keith moved to Tokyo, where he became the chief equity strategist and head of equity research for Salomon Brothers. He returned to London in 1996 as vice president and head of Japanese equity sales at Morgan Stanley, then joined Martin Currie 's Japan team as an assistant director in 1997. He was promoted to director in October 1997.


LARGEST HOLDINGS                                      % OF NET ASSETS

                  Obic Company Limited                      5.1
                  Nippon System Development                 3.7
                  Aiful                                     2.5
                  Fuji Machine Manufacturing                2.5
                  Mabuchi Motor                             2.5
                  Konami Company Limited                    2.4
                  Konami Company Limited (new)              2.4
                  Nichicon                                  2.3
                  Hirose Electric                           2.3
                  Trans Cosmos Incorporated                 2.0

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                        SHARES/PAR              VALUE
                                                                        ----------              -----
COMMON STOCK, WARRANTS AND
  CONVERTIBLE BONDS - 98.0%
COMMON STOCK - 90.8%
   ADERANS                                                                  60,000     $    2,616,303
   AIDA ENGINEERING LIMITED                                                200,000            751,747
   AIFUL                                                                    37,700          3,804,379
   AIFUL (NEW) *                                                            18,850          1,902,190
   AIPHONE                                                                  51,900            670,282
   ALPHA SYSTEMS INCORPORATED                                                5,500          1,084,572
   ALTECH CORPORATION                                                       62,000            832,292
   ASIA SECURITIES PRINTING                                                170,000          2,234,875
   BENESSE CORPORATION                                                      32,100          2,802,416
   BENESSE CORPORATION (NEW) *                                              32,100          2,936,148
   C TWO-NETWORK COMPANY LIMITED                                             8,000          1,333,148
   C. UYEMURA & COMPANY LIMITED                                             50,000          1,004,490
   CANON APTEX #                                                           118,000            764,709
   CIRCLE K JAPAN                                                           59,380          2,314,399
   DAIWA INDUSTRIES LIMITED                                                158,000            435,902
   DAIWA KOSHO LEASE                                                       150,000            405,499
   DAIWA LOGISTICS #                                                       162,800            738,527
   EIDEN                                                                   173,000          1,476,702
   FAMILYMART COMPANY                                                       40,000          1,466,463
   FANCL CORPORATION                                                        12,220          1,779,573
   FUJI MACHINE MANUFACTURING                                               54,000          3,754,479
   FUJITSU BUSINESS SYSTEMS                                                 37,700          1,054,057
   FUTABA CORPORATION                                                       70,000          2,689,441
   HAKUTO COMPANY LIMITED                                                   58,100          1,957,913
   HIRATA TECHNICAL                                                        155,400            474,767
   HIROSE ELECTRIC                                                          28,200          3,409,638
   I-NET CORPORATION                                                        55,000            611,026
   INAX CORPORATION                                                        200,000          1,092,441
   JAPAN MEDICAL DYNAMIC MARKETING INCORPORATED                             47,000          1,553,395
   JSR CORPORATION                                                         300,000          2,341,342
   KAWASUMI LABORATORIES INCORPORATED                                      102,000            906,541
   KISSEI PHARMACEUTICAL COMPANY LIMITED                                    19,000            311,522
   KOA CORPORATION                                                          13,000            377,911
   KONAMI COMPANY LIMITED (NEW) *                                           60,600          3,540,119
   KONAMI COMPANY LIMITED                                                   58,500          3,574,504
   KOSE CORPORATION                                                         40,800            872,546
   KYOTO KIMONO YUZEN COMPANY LIMITED                                          267          1,680,878
   MABUCHI MOTOR                                                            34,000          3,745,776
   MAEZAWA INDUSTRIES                                                      100,000            800,815
   MEITEC                                                                   87,800          2,755,562
   MKC-STAT CORPORATION                                                     80,000          1,644,216
   MOBILEPHONE TELECOMMUNICATIONS INTERNATIONAL LIMITED *                       42            832,107
   MOSHI MOSHI HOTLINE INCORPORATED                                         15,000          2,013,609
   NAMCO LIMITED                                                            45,000          1,837,245
   NICHICON                                                                130,000          3,490,256
   NICHII GAKKAN COMPANY *                                                   7,600            696,570

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                        SHARES/PAR              VALUE
                                                                        ----------              -----
COMMON STOCK - CONTINUED
       NIPPON BROADCASTING SYSTEM (NEW)*                                    30,000     $    2,146,924
       NIPPON BROADCASTING SYSTEM                                           30,000          2,146,924
       NIPPON KONPO UNYU SOKO                                              219,000          1,119,178
       NIPPON SYSTEM DEVELOPMENT #                                          58,800          5,612,443
       NISSHA PRINTING                                                     110,000            682,313
       NISSIN COMPANY LIMITED                                               57,000          2,427,441
       NORITSU KOKI                                                         20,800            596,954
       NORITZ CORPORATION                                                  135,000          1,716,012
       OBIC COMPANY LIMITED                                                 13,600          7,617,461
       ORIENTAL CONSTRUCTION                                                51,300            196,623
       PCA CORPORATION                                                      20,800            725,973
       PROMISE                                                                  30              2,430
       RISO KAGAKU                                                          44,400          1,233,162
       RYOSAN                                                               73,000          1,277,323
       S.E.S COMPANY LIMITED                                                90,000          1,341,480
       SAILOR PEN COMPANY LIMITED                                          161,000          2,817,109
       SANKEN ELECTRIC COMPANY LIMITED                                     130,000            812,387
       SANKI ENGINEERING                                                    85,000            328,936
       SATO CORPORATION                                                     88,000          2,444,105
       SHIMACHU                                                             40,000            681,387
       SHINKO SECURITIES                                                   300,000          1,313,706
       SODICK COMPANY LIMITED *                                            171,000          1,100,264
       SUMITOMO BAKELITE COMPANY LIMITED                                   136,000          1,497,051
       TADANO LIMITED                                                      250,000            388,835
       TDC SOFTWARE                                                         38,700          1,039,022
       TOKYO STYLE COMPANY LIMITED                                         115,000            920,937
       TOPPAN FORMS COMPANY                                                134,500          2,801,694
       TOWA CORPORATION                                                     35,000          1,309,077
       TRANS COSMOS INCORPORATED                                            14,800          2,945,887
       TREND MICRO INCORPORATED                                             11,500          1,724,760
       TSUBAKI NAKASHIMA                                                   159,500          1,996,426
       UNI-CHARM                                                            20,000          1,355,367
       YUSEN AIR & SEA SERVICE                                              92,040          2,045,049
       ZEXEL CORPORATION                                                   235,000            267,602
                                                                                       --------------
         TOTAL COMMON STOCK - (COST $102,140,312)                                         136,005,534
                                                                                       --------------
CONVERTIBLE BONDS - 7.2%
       CAPCOM COMPANY LIMITED, 1.00%, 9/30/2005                     (Y)338,000,000          3,801,972
       NAMCO, 0.80%, 9/28/2001                                      (Y) 50,000,000            626,765
       NITTO DENKO NO 4, 3.90%, 3/30/2001                           (Y) 70,000,000          2,108,781
       TAIYO YUDEN, 1.15%, 9/30/2008                                (Y) 50,000,000          2,922,742
       YOKOWO COMPANY LIMITED, 0.01%, 3/31/2004                     (Y)125,000,000          1,340,477
                                                                                       --------------
         TOTAL CONVERTIBLE BONDS - (COST $6,749,150)                                       10,800,737
                                                                                       --------------
WARRANTS - 0.0%
       SATORI ELECTRIC, 5/23/2000 *                                            200              1,300

         TOTAL WARRANTS - (COST $155,000)                                                       1,300

TOTAL COMMON STOCK, WARRANTS AND
     CONVERTIBLE BONDS - (COST $109,044,462)+                                             146,807,571
                                                                                       --------------

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                         PRINCIPAL
                                                                                           AMOUNT              VALUE
                                                                                           ------              -----
SHORT TERM INVESTMENT - 1.2%
       STATE STREET BANK AND TRUST COMPANY, 5.25%, 5/01/2000 (a)                       $ 1,798,000     $    1,798,000
                                                                                       --------------
TOTAL SHORT TERM INVESTMENT - (COST $1,798,000)                                                             1,798,000
                                                                                       --------------
TOTAL INVESTMENTS - (COST  $110,842,462) - 99.2%                                                          148,605,571
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 0.8%                                                 1,215,926
                                                                                       --------------
NET ASSETS - 100.0%                                                                                    $  149,821,497

*      Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(Y)    Reflected at par and denominated in Japanese yen.
(a) The repurchase agreement, dated 4/28/2000 $1,798,000 par due 5/1/2000, is collateralized by United States Treasury Bond, 10.75%, due 5/15/03 with a market value of $1,835,348.

+ Percentages of long term investments by industry are as follows: Auto Parts 0.5%, Broadcasting 2.9%, Building & Construction 1.1%, Chemicals 1.7%, Commercial Services 5.6%, Computer Services 1.5%, Computer Software 5.1%, Computers & Business Equipment 11.4%, Cosmetics & Toiletries 3.5%, Diversified 1.1%, Drugs & Health Care 1.9%, Electrical Equipment 9.8%, Electronics 8.2%, Engineering 0.6%, Entertainment 7.3%, Financial Services 6.3%, Food & Beverages 0.9%, Industrial Machinery 4.4%, Lease Rental Obligations 0.3%, Leisure 1.2%, Metals 1.3%, Office Furnishings & Supplies 1.9%, Paper 0.9%, Photography 0.5%, Plastics 1.6%, Printing 5.4%, Retail 3.0%, Retail Trade 3.0%, Semi-Conductor Manufacturing Equipment 1.4%, Software 0.5%, Telecommunications Services 0.6%, Transportation 2.6%.



See notes to financial statements.
                                       6

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 2000

ASSETS

    Investments in securities, at value (cost $109,044,462) (Note B)                                    $   146,807,571

    Investments in repurchase agreements, at value (Note B)                                                   1,798,000
                                                                                                        ---------------

       Total Investments                                                                                    148,605,571

    Cash                                                                                                            621

    Foreign currency, at value (cost $3,128,610) (Note B)                                                     3,086,937

    Receivable for investments sold                                                                           1,047,959

    Dividend and interest receivable                                                                            389,803
                                                                                                        ---------------
       TOTAL ASSETS                                                                                         153,130,891
                                                                                                        ---------------
LIABILITIES

    Payable for investment purchases                                                                          2,827,973

    Management fee payable (Note C)                                                                             416,689

    Administration fee payable (Note C)                                                                          11,207

    Trustees fees payable (Note C)                                                                                1,124

    Accrued expenses and other liabilities                                                                       52,401
                                                                                                        ---------------

       TOTAL LIABILITIES                                                                                      3,309,394
                                                                                                        ---------------
TOTAL NET ASSETS                                                                                        $   149,821,497
                                                                                                        ===============

COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $   100,293,783

    Undistributed net investment loss                                                                          (887,564)

    Accumulated net realized gain on investment and foreign currency transactions                            12,673,324

    Net unrealized appreciation on investment and foreign currency transactions                              37,741,954
                                                                                                        ---------------

TOTAL NET ASSETS                                                                                        $   149,821,497
                                                                                                        ===============

NET ASSET VALUE PER SHARE                                                                               $         14.65
($149,821,497 / 10,225,140 shares of beneficial interest outstanding)                                   ===============

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME

    Interest income                                                             $        205,704

    Dividend income                                                                      827,583

    Foreign taxes withheld                                                              (130,072)
                                                                                ----------------

       TOTAL INVESTMENT INCOME                                                           903,215
                                                                                ----------------

EXPENSES

    Management fee (Note C)                                                            1,424,398

    Custodian fee                                                                        126,129

    Administration fee (Note C)                                                          109,957

    Audit fee                                                                             24,716

    Legal fees                                                                             5,223

    Transfer agent fee                                                                     5,691

    Trustees fees (Note C)                                                                 1,603

    Amortization of deferred organization expenses (Note B)                                  752

    Miscellaneous expenses                                                                13,190
                                                                                ----------------

       TOTAL EXPENSES                                                                  1,711,659
                                                                                ----------------

NET INVESTMENT LOSS                                                                     (808,444)
                                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain on investments                                                  28,145,395

    Net realized loss on foreign currency transactions                                  (699,730)

    Net realized appreciation (depreciation) on:

       Investments                                                                    28,016,055

       Foreign currency transactions                                                     (71,979)
                                                                                ----------------

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                             55,389,741
                                                                                ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $     54,581,297
                                                                                ================

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year                Year
                                                                                      Ended               Ended
                                                                                  April 30, 2000      April 30, 1999
                                                                                  --------------      --------------
NET ASSETS at beginning of period                                                 $   81,800,071        $   57,506,372
                                                                                  --------------        --------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment loss                                                                 (808,444)             (208,423)

    Net realized gain (loss) on investment transactions                               28,145,395            (6,233,672)

    Net realized gain (loss) on foreign currency transactions                           (699,730)            1,504,427

    Net unrealized appreciation (depreciation) on:

       Investments                                                                    28,016,055            29,291,552

       Foreign currency transactions                                                     (71,979)              510,095
                                                                                  --------------        --------------

    Net increase in net assets from operations                                        54,581,297            24,863,979
                                                                                  --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                      0                     0

    In excess of net investment income                                                         0                     0

    Net realized gains                                                                  (922,966)                    0
                                                                                  --------------        --------------

    Total distributions                                                                 (922,966)                    0
                                                                                  --------------        --------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                 23,860,070             7,678,202

    Reinvestment of dividends and distributions to shareholders                          904,844                     0

    Cost of shares repurchased                                                       (10,401,819)           (8,256,792)

    Paid in capital from subscription and redemption fees                                      0                 8,310
                                                                                  --------------        --------------

    Total increase (decrease) in net assets from capital share transactions           14,363,095              (570,280)
                                                                                  --------------        --------------

NET INCREASE IN NET ASSETS                                                            68,021,426            24,293,699
                                                                                  --------------        --------------

NET ASSETS at end of period (net of accumulated net investment
    income (loss) of ($887,564) and $75,533, respectively)                        $  149,821,497        $   81,800,071
                                                                                  ==============        ==============

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

    Shares sold                                                                        2,058,163             1,103,164

    Shares issued in reinvestment of distributions to shareholders                        52,394                     0

    Less shares repurchased                                                             (695,017)           (1,195,384)
                                                                                  --------------        --------------

    Net share transactions                                                             1,415,540               (92,220)
                                                                                  ==============        ==============

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                     Year             Year             Year             Year             Year
                                                     Ended            Ended            Ended            Ended            Ended
                                                April 30, 2000   April 30, 1999   April 30, 1998   April 30, 1997   April 30, 1996
                                                --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period               $     9.290      $     6.460      $     7.720      $    10.770      $     9.610
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss)                            (0.095)           0.102           (0.005)          (0.027)          (0.034)
Net realized and unrealized gain (loss)
        on investmentand foreign currency
        transactions                                     5.544            2.727           (1.189)          (2.384)           1.248
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations                         5.449            2.829           (1.194)          (2.411)           1.214
                                                   -----------      -----------      -----------      -----------      -----------

Less distributions:
     Net investment income                               0.000            0.000           (0.069)          (0.203)           0.000
     In excess of net investment income                  0.000            0.000            0.000           (0.314)          (0.097)
     Return of capital                                   0.000            0.000           (0.029)           0.000            0.000
     Net realized gains                                 (0.089)           0.000            0.000           (0.100)           0.000
     In excess of net realized gains                     0.000            0.000            0.000           (0.040)           0.000
                                                   -----------      -----------      -----------      -----------      -----------

Total distributions                                     (0.089)           0.000           (0.098)          (0.657)          (0.097)
                                                   -----------      -----------      -----------      -----------      -----------

Paid in capital from subscription and
     redemption fees (Note B)                            0.000            0.001            0.032            0.018            0.043
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of period                     $    14.650      $     9.290      $     6.460      $     7.720      $    10.770
                                                   ===========      ===========      ===========      ===========      ===========

TOTAL INVESTMENT RETURN (1)                             58.55%           43.80%          (15.01)%          (22.69)%         13.13%
-----------------------                            ==========       =========        ==========       ===========      ==========

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period                        $149,821,497       $81,800,071     $57,506,372       $66,748,656      $88,863,054
Operating expenses, net, to average
        net assets (Note C)                              1.21%            1.31%           1.29%             1.26%            1.37%
Operating expenses, gross, to average
        net assets (Note C)                              1.21%            1.31%           1.29%             1.26%            1.37%
Net investment income (loss) to
        average net assets                              (0.57)%          (0.34)%         (0.30)%          (0.41)%           (0.36)%
Portfolio turnover rate                                     37%             27%             26%               26%              37%
Per share amount of fees waived (Note C)                $0.000           $0.000          $0.000            $0.000           $0.000

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific Ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at April 30, 2000.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and were being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30, 1998, there was a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. As of April 30, 2000, the Fund has elected for Federal income tax purposes to defer a $886,206 current year post October 31 currency loss as though the loss was incurred on the first day of the next fiscal year.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.50% of the Fund's average net assets on an annualized basis. For the year ended April 30, 2000, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 2000 were $63,095,703 and $50,297,186, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2000 were as follows:

      IDENTIFIED               GROSS UNREALIZED                  NET UNREALIZED
         COST            APPRECIATION     (DEPRECIATION)          APPRECIATION
    --------------       ------------     --------------         --------------
    $  110,845,070        $54,875,796     $(17,115,295)          $   37,760,501

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 2000, there were two shareholders who owned greater than 10% of the Fund's outstanding shares, representing 46% of the Fund.

NOTE F - CONCENTRATION OF RISK
Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

--------------------------------------------------------------------------------
ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)

On December 30, 1999, the Fund declared a distribution of $922,966 of which $219,194 represents long term capital gains.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of the
Martin Currie Business Trust - Japan Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Small Companies Fund (the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------


                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              --------------------


                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC

                              --------------------


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------